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                                                                    Exhibit 32.1

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Female Health Company (the "Company") certifies that the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2003                        /s/ O.B. Parrish
                                               ---------------------------------
                                               O.B. Parrish
                                               Chief Executive Officer

Dated:  August 13, 2003                        /s/ Robert R. Zic
                                               ---------------------------------
                                               Robert R. Zic
                                               Principal Accounting Officer
                                               (Principal Financial Officer)

     This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.